UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 15, 1999


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     0-24776                Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification
                                                  No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events


      On March 15, 1999, Registrant made available the Monthly
Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(l).


Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(b).    Series 1995-2 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(c).    Series 1995-3 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(d).    Series 1995-4 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(e).    Series 1995-5 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(f).    Series 1996-1 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(g).    Series 1996-2 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(h).    Series 1996-3 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(i).    Series 1996-4 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(j).    Series 1997-1 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(k).    Series 1998-1 Monthly Investor Certificateholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.

  20(l).    Series 1998-2 Monthly Investor Certificaterholders'
            Statement related to the distribution of March 15, 1999 and reflecting the performance of the Trust during the Due Period ended in February 1999, which will accompany the distribution on March 15, 1999.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Sears Credit Account Master Trust II
                                          (Registrant)


                        By:   SRFG, Inc.
                             (Originator of the Trust)
                             By:  /s/ Donald J. Woytek
                                      Donald J. Woytek
                                     Vice President, Administration


Date: March 15, 1999

                                 EXHIBIT INDEX


Exhibit No.


  20(a).    Series 1994-1 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(b).    Series 1995-2 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(c).    Series 1995-3 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(d).    Series 1995-4 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(e).    Series 1995-5 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(f).    Series 1996-1 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(g).    Series 1996-2 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(h).    Series 1996-3 Monthly Investor Certificateholders'
            Statement (March  15, 1999)

  20(i).    Series 1996-4 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(j).    Series 1997-1 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(k).    Series 1998-1 Monthly Investor Certificateholders'
            Statement (March 15, 1999)

  20(l).    Series 1998-2 Monthly Investor Certificateholders'
            Statement (March 15, 1999)